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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported) December 22, 2000


                            LEHMAN ABS CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)




          Delaware                 333-76627                 13-3447441
----------------------------      -----------           ------------------
(State or Other Jurisdiction      (Commission             (I.R.S. Employer
      of Incorporation)           File Number)          Identification No.)


Three World Financial Center
200 Vesey Street
New York, New York                                           10022
----------------------------                               ---------
   (Address of Principal                                   (Zip Code)
    Executive Offices)


Registrant's telephone number, including area code (212) 526-7000

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




Item 5.  Other Events.*

     On December 1, 2000, Lehman ABS Corporation (the "Company") entered into a Pooling and Servicing Agreement dated as of December 1, 2000 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Sovereign Bank ("Sovereign"), as seller and as master servicer, and State Street Bank and Trust Company, as trustee (the "Trustee"), providing for the issuance of the Sovereign Bank Home Equity Loan Asset-Backed Certificates, Series 2000-1.

     The statistical information presented in the Prospectus Supplement concerning the pool of Mortgage Loans does not reflect all of the Mortgage Loans which were included in the final pool on the Closing Date. Set forth below is statistical information concerning the final Mortgage Pool.

Description of the Mortgage Pool

     The closed-end fixed rate home equity loans having conforming balances (the "Mortgage Loans") were purchased by the Seller or an affiliate in accordance with the policies set forth under the heading "THE SELLER AND THE MASTER SERVICER--Underwriting Guidelines." All of the Mortgage Loans are home equity loans bearing fixed interest rates (the "Loan Rates") and evidenced by promissory notes (the "Mortgage Notes") secured by deeds of trust or mortgages on Mortgaged Properties.

     All of the Mortgage Loans have conforming balances which do not exceed, in the case of first mortgages secured by one-family, two-family, three-family and four-family residential properties, $252,700, $323,400, $390,900 and $485,800, respectively and, in the case of second mortgages, $126,350.

     The pool of Mortgage Loans (the "Mortgage Pool") consists of mortgage loans owned by the Seller which as of the close of business on November 30, 2000 (the "Cut-Off Date") are eligible to be included in the final Mortgage Pool. The "Cut-Off Date Principal Balance" with respect to each Mortgage Loan is the unpaid principal balance thereof as of the Cut-Off Date. The "Principal Balance" of a Mortgage Loan (other than a Liquidated Mortgage Loan) on any day is equal to its Cut-Off Date Principal Balance, minus all collections applied in reduction of the Cut-Off Date Principal Balance of such Mortgage Loan.

     The Mortgage Loans are secured by either first-lien or second-lien mortgages or deeds of trust on Mortgaged Properties located in 45 states and the District of Columbia. The Mortgaged Properties may be owner-occupied and non-owner occupied (which includes second and vacation homes). The "Cut-Off Date Principal Balance" with respect to each Mortgage Loan is the unpaid principal balance thereof as of the Cut-Off Date. The final Mortgage Pool consists of 5,556 Mortgage Loans with an aggregate Cut-Off Date Principal Balance of $369,344,150.26 (the "Cut-Off Date Pool Principal Balance"). Approximately 75.06% of the Mortgage Loans (by Cut-Off Date Pool Principal Balance) will bear interest at a fixed rate that is calculated on the "simple interest" method and the remainder of the Mortgage Loans are "actuarial." Approximately 48.08% of the Mortgage Loans (by Cut-Off Date Pool Principal Balance) will have original terms to stated maturity of up to 15 years and amortization schedules of up to 30 years ("Balloon Loans"), leaving a substantial payment due at the stated maturity (each, a "Balloon Payment"). As of the Cut-Off Date, the maximum Cut-Off Date Principal Balance of any of the Mortgage Loans was $248,016.86, the minimum Cut-Off Date Principal Balance thereof was $5,489.38, and the Cut-Off Date Principal Balance of such Mortgage Loans averaged $66,476.63. As of the Cut-Off Date, the Loan Rates on the Mortgage Loans ranged from 9.313% to 15.000% per annum, and the weighted average Loan Rate for the Mortgage Loans was approximately 10.649% per annum. As of the Cut-Off Date, the original term to stated maturity of the Mortgage Loans ranged from 60 months to 360 months, the remaining term to stated maturity ranged from 43 months to 359 months, the weighted average original term to stated maturity was approximately 232 months, the weighted average remaining term to stated maturity was approximately 222 months. The Combined Loan-to-Value Ratio for the Mortgage Loans ranged from approximately 7.69% to approximately 95.00% with a weighted average Combined Loan-to-Value Ratio of approximately 79.43%. Each Mortgage Loan was originated on or after July 6,1994. The Mortgage Loans had stated maturities ranging from July 9, 2004 to October 1, 2030. Approximately 88.59% of the Mortgage Loans (by Cut-Off Date Pool Principal Balance) are secured by first liens, and approximately 11.41% by second liens. With respect to each Mortgage Loan in the first lien position, the maximum original principal balance was $250,000.00 for single-family properties and $240,000.00 for two- to- four family properties. No Mortgage Loan which represents a second lien on the related Mortgaged Property had an original principal balance of more than $125,000.00. With respect to each Mortgage Loan in the second lien position at origination, the sum of the unpaid principal balances of the first and second liens on the related Mortgaged Property as of such origination did not exceed $401,096.00. Approximately 51.92% of the Mortgage Loans require monthly payments of principal that will fully amortize such Mortgage Loans by their respective maturity dates (assuming all payments are received on the Due Date), and approximately 48.08% of the Mortgage Loans were Balloon Loans. As of the Cut-Off Date, approximately 1.83% of the Mortgage Loans (by Cut-Off Date Pool Principal Balance) were 30 to 59 days delinquent. As of the Cut-Off Date, no Mortgage Loan was 60 or more days delinquent.

     Approximately 75.06% of the Mortgage Loans (based on Cut-Off Pool Principal Balance) accrue interest on a "simple interest" basis (the "Simple Interest Loans") pursuant to which interest is computed and charged to the mortgagor on the outstanding Principal Balance of the related Mortgage Loan based on the number of days elapsed between the date through which interest was last paid on the Mortgage Loan through the date of receipt of the mortgagor's most current payment. Accordingly, portions of each monthly payment that are allocated to interest and principal are adjusted based on the actual amount of interest charged on such basis.



______________
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated November 29, 2000 and the Prospectus Supplement dated December 4, 2000, of Lehman ABS Corporation, relating to its Sovereign Bank Home Equity Loan Asset-Backed Certificates, Series 2000-1.

         The following tables describe characteristics of the Mortgage Loans as of the Cut-Off Date. All percentages set forth below have been calculated based on the principal balance of the Mortgage Loans as of the date set forth below. The sum of the columns may not equal the respective totals due to rounding.




                                      Cut-Off Date Principal Balances

Range of Cut-Off Date Principal         Number of       Cut-Off Date Principal         % of Cut-Off Date Pool
Balances ($)                         Mortgage Loans          Balance ($)                  Principal Balance

  5,000.01  -  10,000.00                  11                   100,617.30                        0.03
 10,000.01  -  15,000.00                  95                 1,272,137.23                        0.34
 15,000.01  -  20,000.00                 192                 3,509,611.92                        0.95
 20,000.01  -  25,000.00                 260                 5,984,594.46                        1.62
 25,000.01  -  50,000.00               1,581                60,368,174.01                       16.34
 50,000.01  -  75,000.00               1,626               100,660,415.84                       27.25
 75,000.01  - 100,000.00                 874                75,297,653.35                       20.39
100,000.01  - 150,000.00                 713                84,926,513.10                       22.99
150,000.01  - 200,000.00                 151                25,540,228.39                        6.92
200,000.01  - 250,000.00                  53                11,684,204.66                        3.16

Total:                                 5,556               369,344,150.26                      100.00



                                                   Geographic Distribution by State

Geographic Distribution by State                   Number of          Cut-Off Date Principal         % of Cut-Off Date Pool
                                                 Mortgage Loans              Balance ($)                Principal Balance

OH                                                     747                 46,885,141.46                       12.69
NY                                                     444                 33,779,039.87                        9.15
NC                                                     447                 31,804,558.92                        8.61
MI                                                     442                 28,221,542.55                        7.64
PA                                                     413                 25,649,908.84                        6.94
IL                                                     312                 21,432,433.97                        5.80
IN                                                     275                 15,597,641.13                        4.22
MA                                                     238                 14,466,761.14                        3.92
SC                                                     231                 14,268,067.58                        3.86
MD                                                     172                 13,593,118.44                        3.68
NJ                                                     142                 13,359,371.45                        3.62
TN                                                     155                 11,439,228.31                        3.10
FL                                                     158                 10,033,367.25                        2.72
GA                                                     140                  9,919,384.89                        2.69
VA                                                     135                  9,797,559.13                        2.65





                                        Geographic Distribution by State (continued)

Geographic Distribution by State                   Number of          Cut-Off Date Principal         % of Cut-Off Date Pool
                                                 Mortgage Loans            Balance ($)                  Principal Balance

KY                                                 124                  8,014,593.74                       2.17
MO                                                 116                  6,724,151.04                       1.82
CT                                                 114                  6,690,205.38                       1.81
MN                                                  80                  5,712,361.26                       1.55
WI                                                  72                  4,796,400.37                       1.30
IA                                                  57                  3,705,850.04                       1.00
AL                                                  61                  3,537,144.58                       0.96
KS                                                  52                  3,520,937.70                       0.95
TX                                                  43                  3,071,795.53                       0.83
OK                                                  46                  2,878,745.89                       0.78
RI                                                  49                  2,728,275.15                       0.74
WV                                                  45                  2,696,728.94                       0.73
DE                                                  28                  2,222,818.35                       0.60
CO                                                  35                  2,052,715.15                       0.56
LA                                                  26                  1,576,590.72                       0.43
NH                                                  28                  1,309,625.37                       0.35
MS                                                  24                  1,134,028.27                       0.31
NM                                                  20                  1,081,585.13                       0.29
DC                                                   9                  1,005,561.42                       0.27
WA                                                   9                    907,991.70                       0.25
CA                                                  10                    842,620.42                       0.23
NE                                                  17                    773,178.93                       0.21
AZ                                                   9                    465,021.60                       0.13
AR                                                   8                    428,859.13                       0.12
ME                                                   6                    384,604.25                       0.10
UT                                                   7                    247,281.19                       0.07
MT                                                   3                    185,332.69                       0.05
VT                                                   3                    168,194.14                       0.05
OR                                                   2                    103,581.58                       0.03
AK                                                   1                     72,876.24                       0.02
ID                                                   1                     57,369.43                       0.02

Total:                                           5,556                369,344,150.26                     100.00
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



                                                         Loan Rates

Loan Rates (%)                                     Number of          Cut-Off Date Principal         % of Cut-Off Date Pool
                                                 Mortgage Loans             Balance ($)                Principal Balance
9.001 - 9.500                                               347                 28,173,205.14                           7.63
9.501 - 10.000                                            1,368                105,194,779.50                          28.48
10.001 - 10.500                                             862                 59,580,148.37                          16.13
10.501 - 11.000                                           1,064                 69,568,665.21                          18.84
11.001 - 11.500                                             629                 38,833,229.88                          10.51
11.501 - 12.000                                             671                 40,683,103.98                          11.01
12.001 - 12.500                                             274                 14,009,378.64                           3.79
12.501 - 13.000                                             200                  8,235,708.85                           2.23
13.001 - 13.500                                              69                  2,310,630.32                           0.63
13.501 - 14.000                                              46                  1,711,670.15                           0.46
14.001 - 14.500                                              19                    694,421.64                           0.19
14.501 - 15.000                                               7                    349,208.58                           0.09
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Total:                                                    5,556                369,344,150.26                         100.00




                                           Original Term to Stated Maturity

Original Term to Stated Maturity                   Number of          Cut-Off Date Principal         % of Cut-Off Date Pool
(months)                                        Mortgage Loans             Balance ($)                  Principal Balance


1 - 60                                                       15                    634,706.47                           0.17
61 - 120                                                    295                 11,106,765.14                           3.01
121 - 180                                                 3,381                219,557,846.41                          59.45
181 - 240                                                   676                 37,226,742.53                          10.08
241 - 300                                                    68                  4,817,451.39                           1.30
301 - 360                                                 1,121                 96,000,638.32                          25.99
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Total:                                                    5,556                369,344,150.26                         100.00





                                            Remaining Months to Stated Maturity

Remaining Months to Stated Maturity                Number of          Cut-Off Date Principal         % of Cut-Off Date Pool
(months)                                         Mortgage Loans             Balance ($)                 Principal Balance

37 - 48                                                       4                     97,608.93                           0.03
49 - 60                                                      11                    537,097.54                           0.15
61 - 72                                                       6                    191,512.86                           0.05
73 - 84                                                       9                    464,792.13                           0.13
85 - 96                                                       3                    103,459.58                           0.03
97 - 108                                                    129                  5,007,959.99                           1.36
109 - 120                                                   157                  5,567,315.05                           1.51
121 - 132                                                     5                    202,499.65                           0.05
133 - 144                                                     2                     71,854.86                           0.02
145 - 156                                                     8                    408,917.02                           0.11
157 - 168                                                 1,438                 97,693,203.09                          26.45
169 - 180                                                 1,921                120,978,691.79                          32.76
181 - 192                                                     1                    105,838.92                           0.03
193 - 204                                                     3                    286,214.38                           0.08
205 - 216                                                     5                    305,610.66                           0.08
217 - 228                                                   223                 12,289,986.20                           3.33
229 - 240                                                   442                 24,213,497.90                           6.56
241 - 252                                                     1                    101,747.65                           0.03
253 - 264                                                     1                     76,746.23                           0.02
265 - 276                                                     2                     78,772.18                           0.02
277 - 288                                                    25                  1,782,642.98                           0.48
289 - 300                                                    39                  2,777,542.35                           0.75
301 - 312                                                     1                     46,229.72                           0.01
325 - 336                                                     7                    604,468.71                           0.16
337 - 348                                                   418                 34,872,345.84                           9.44
349 - 360                                                   695                 60,477,594.05                          16.37
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Total:                                                    5,556                369,344,150.26                         100.00


                                                         Seasoning

Seasoning (months)                                 Number of          Cut-Off Date Principal         % of Cut-Off Date Pool
                                                 Mortgage Loans             Balance ($)                  Principal Balance

1 - 6                                                     1,309                 79,903,018.53                          21.63
7 - 12                                                    2,351                162,237,692.77                          43.93
13 - 18                                                   1,772                119,117,023.73                          32.25
19 - 24                                                      98                  7,188,415.18                           1.95
25 - 30                                                      10                    457,289.39                           0.12
31 - 36                                                       1                     31,045.70                           0.01
43 - 48                                                       1                    111,805.50                           0.03
49 - 54                                                       2                     30,054.05                           0.01
55 - 60                                                       1                     13,936.47                           0.00
61 - 66                                                       4                     92,335.35                           0.02
67 - 72                                                       5                     99,705.51                           0.03
73 - 78                                                       2                     61,828.08                           0.02
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Total:                                                    5,556                369,344,150.26                         100.00




                                                       Property Type

Property Type                                      Number of          Cut-Off Date Principal         % of Cut-Off Date Pool
                                                 Mortgage Loans             Balance ($)                  Principal Balance

Single Family                                             5,311                352,420,104.21                         95.42
Two-to-Four Family                                          178                 12,776,807.38                          3.46
Condo                                                        67                  4,147,238.67                          1.12
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Total:                                                    5,556                369,344,150.26                        100.00






                                                     Occupancy Status

Occupancy Status                                   Number of          Cut-Off Date Principal         % of Cut-Off Date Pool
                                                 Mortgage Loans             Balance ($)                  Principal Balance

Owner Occupied                                            5,500                366,546,235.46                         99.24
Non Owner Occupied                                           56                  2,797,914.80                          0.76
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Total:                                                    5,556                369,344,150.26                        100.00



                                                   Combined Loan to Value

Combined Loan-to-Value Ratios (%)                  Number of          Cut-Off Date Principal         % of Cut-Off Date Pool
                                                 Mortgage Loans             Balance ($)                  Principal Balance

5.01 - 10.00                                                  3                    109,012.68                           0.03
10.01 - 15.00                                                 5                    115,792.76                           0.03
15.01 - 20.00                                                14                    345,742.38                           0.09
20.01 - 25.00                                                18                    599,572.82                           0.16
25.01 - 30.00                                                35                  1,373,006.85                           0.37
30.01 - 35.00                                                29                  1,067,723.82                           0.29
35.01 - 40.00                                                51                  2,097,421.21                           0.57
40.01 - 45.00                                                59                  2,182,988.80                           0.59
45.01 - 50.00                                                75                  3,129,596.22                           0.85
50.01 - 55.00                                                84                  4,302,852.30                           1.16
55.01 - 60.00                                               116                  5,966,857.59                           1.62
60.01 - 65.00                                               148                  7,874,871.31                           2.13
65.01 - 70.00                                               278                 15,547,065.09                           4.21
70.01 - 75.00                                               534                 31,727,634.84                           8.59
75.01 - 80.00                                             1,975                135,305,574.36                          36.63
80.01 - 85.00                                             1,181                 82,566,926.07                          22.36
85.01 - 90.00                                               940                 74,418,548.47                          20.15
90.01 - 95.00                                                11                    612,962.69                           0.17
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Total:                                                    5,556                369,344,150.26                         100.00




                                                        Credit Grade

Credit Grade                                       Number of          Cut-Off Date Principal         % of Cut-Off Date Pool
                                                 Mortgage Loans              Balance ($)                  Principal Balance

A                                                         1,945                131,949,587.02                          35.73
A2                                                        1,904                129,668,379.48                          35.11
AA                                                        1,105                 74,922,041.75                          20.29
B                                                           502                 28,364,906.09                           7.68
C                                                           100                  4,439,235.92                           1.20
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Total:                                                    5,556                369,344,150.26                         100.00



Item 7.       Financial Statements, Pro Forma Financial
----          -----------------------------------------
              Information and Exhibits.
              ------------------------

              (a) Not applicable.

              (b) Not applicable.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         LEHMAN ABS CORPORATION


                                         By:  /s/ Samir A. Tabet
                                              -----------------------------
                                              Name:   Samir A. Tabet
                                              Title:  Senior Vice President



Dated:  December 22, 2000